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                     BANKERS NATIONAL LIFE INSURANCE COMPANY
                                A Conseco Company





                            BANKERS NATIONAL VARIABLE
                                    ACCOUNT B
                                     [LOGO]
                              Conseco Series Trust






                                  June 30, 1997
                      SEMIANNUAL REPORT TO CONTRACT OWNERS

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                      SEMIANNUAL REPORT TO CONTRACT OWNERS
                                TABLE OF CONTENTS

                                  June 30, 1997
================================================================================

BANKERS NATIONAL VARIABLE ACCOUNT B PAGE                                    PAGE
Statement of Assets and Liabilities as of June 30, 1997 ...................    1
Statements of Operations for the Six Months Ended June 30, 1997
  and the Year Ended  December 31, 1996 ...................................    2
Statements of Changes in Net Assets for the Six Months Ended
  June 30, 1997 and the Year Ended  December 31, 1996 .....................    2
Notes to Financial Statements .............................................    3

CONSECO CAPITAL MANAGEMENT, INC
Report from the President .................................................    4
Report from the Asset Allocation Portfolio Adviser ........................    4
Report from the Common Stock Portfolio Adviser ............................    5
Report from the Corporate Bond Portfolio Adviser ..........................    5
Report from the Government Securities Portfolio Adviser ...................    6
Report from the Money Market Portfolio Adviser ............................    6

CONSECO SERIES TRUST
Statement of Assets and Liabilities as of June 30, 1997 ...................    7
Statement of Operations for the Six Months Ended June 30, 1997 ............    8
Statements of Changes in Net Assets for the Six Months Ended
  June 30, 1997 and the Year Ended December 31, 1996 ......................    9
Statements of Investments in Securities as of June 30, 1997:
   Asset Allocation Portfolio .............................................   11
   Common Stock Portfolio .................................................   13
   Corporate Bond Portfolio ...............................................   14
   Government Securities Portfolio ........................................   16
   Money Market Portfolio .................................................   17
Notes to Financial Statements .............................................   18


                                                 BANKERS NATIONAL VARIABLE ACCOUNT B

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                            June 30, 1997
                                                             (UNAUDITED)
====================================================================================================================================
Assets:
   Investments in portfolio shares, at net asset value (Note 2)
      Asset Allocation Portfolio, 169,833 shares (cost - $2,032,112) ................................................    $ 2,309,522
      Common Stock Portfolio, 291,705 shares (cost - $5,385,763) ....................................................      6,261,665
      Corporate Bond Portfolio, 244 shares (cost - $2,393) ..........................................................          2,435
      Government Securities Portfolio, 274,537 shares (cost - $3,250,970) ...........................................      3,267,667
      Money Market Portfolio, 860,124 shares (cost - $860,124) ......................................................        860,124
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            Total assets ............................................................................................     12,701,413

Liabilities:
   Amounts due to Bankers National Life Insurance Company ...........................................................         17,242
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            Net assets (Note 5) .....................................................................................    $12,684,171
====================================================================================================================================


                                                                                          UNITS        UNIT VALUE
                                                                                    ==============================
Net assets attributable to: Contract owners' deferred annuity reserves:
      Contracts issued prior to August 20, 1984:
         Government Securities Portfolio ....................................              443.0      $ 27.904971        $  12,363
         Money Market Portfolio..............................................               88.0        18.707122            1,647
      Contracts issued on or after August 20, 1984:
         Asset Allocation Portfolio .........................................           81,978.8        28.084360        2,302,324
         Common Stock Portfolio..............................................          106,895.8        58.456331        6,248,738
         Corporate Bond Portfolio............................................              192.2        12.632726            2,428
         Government Securities Portfolio.....................................          125,559.5        25.255283        3,171,041
         Money Market Portfolio..............................................           50,475.1        16.954475          855,779
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            Net assets attributable to contract owners' deferred annuity reserves ...................................     12,594,320
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   Contract owners' annuity payment reserves:
         Common Stock Portfolio .....................................................................................          4,458
         Government Securities Portfolio ............................................................................         85,393
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            Net assets attributable to contract owners' annuity payment reserves ....................................         89,851
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            Net assets ..............................................................................................    $12,684,171
====================================================================================================================================
                             The accompanying notes are an integral part of these financial statements.



                                                 BANKERS NATIONAL VARIABLE ACCOUNT B

                                                      STATEMENTS OF OPERATIONS
                             For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996


====================================================================================================================================
                                                                                                    SIX MONTHS          YEAR ENDED
                                                                                                   ENDED JUNE 30,      DECEMBER 31,
                                                                                                       1997                1996
                                                                                                    (UNAUDITED)        (AUDITED)
====================================================================================================================================
Investment income:
   Dividends from investments in portfolio shares .............................................      $  576,687       $1,988,226
Expenses:
   Mortality and expense risk fees ............................................................          55,840          167,425
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      Net investment income ...................................................................         520,847        1,820,801
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Net  realized  gains  (losses) and  unrealized  appreciation  (depreciation)  of investments in portfolio shares:
   Net realized gains on sales of investments in portfolio shares .............................         177,839          274,822
   Net change in unrealized appreciation (depreciation) of investments in portfolio shares ....        (266,726)         587,399
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      Net gain (loss) on investments in portfolio shares ......................................         (88,887)         862,221
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         Net increase in net assets from operations ...........................................      $  431,960       $2,683,022
====================================================================================================================================



                                                 STATEMENTS OF CHANGES IN NET ASSETS
                             For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996


====================================================================================================================================
                                                                                                    SIX MONTHS          YEAR ENDED
                                                                                                   ENDED JUNE 30,      DECEMBER 31,
                                                                                                       1997                1996
                                                                                                    (UNAUDITED)        (AUDITED)
====================================================================================================================================
Changes from operations:
   Net investment income ......................................................................   $    520,847      $  1,820,801
   Net realized gains on sales of investments in portfolio shares .............................        177,839           274,822
   Net change in unrealized appreciation (depreciation) of investments in portfolio shares ....       (266,726)          587,399
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      Net increase in net assets from operations ..............................................        431,960         2,683,022
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Changes from principal transactions:
   Net contract purchase payments .............................................................         17,387            26,440
   Contract redemptions .......................................................................     (1,164,156)       (1,581,629)
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      Net decrease in net assets from principal transactions ..................................     (1,146,769)       (1,555,189)
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         Net increase (decrease) in net assets ................................................       (714,809)        1,127,833
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Net assets, beginning of period ...............................................................     13,398,980        12,271,147
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            Net assets, end of period (Note 5) ................................................   $ 12,684,171      $ 13,398,980
====================================================================================================================================


                             The accompanying notes are an integral part of these financial statements.

2

                       BANKERS NATIONAL VARIABLE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1997
                                   (UNAUDITED)
================================================================================

(1) GENERAL
   Bankers National Variable Account B (the "Account") is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The account was established on June 8, 1982, as a segregated investment account for individual variable annuity contracts issued by Bankers National Life Insurance Company (the "Company"). The operations of the Account are included in the operations of the Company pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services company listed on the New York Stock Exchange.
   The Account invests solely in shares of the portfolios of Conseco Series Trust (the "Trust"), a diversified, open-end management investment holding company.

(2) SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES
INVESTMENT VALUATION, TRANSACTIONS, AND INCOME
   Investments in portfolio shares are valued using the net asset value of the respective portfolios of the Trust at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. The Account does not hold any investments which are restricted as to resale.
   Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the Account as of the beginning of the valuation date.

FEDERAL INCOME TAXES
   No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Account are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

ANNUITY RESERVES
   Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.
   Annuity payment reserves for the contract under which the contract owner is receiving periodic retirement payments are computed according to the 1983 Group Annuity Mortality table. The assumed net investment rate is equal to the assumed rate of accumulation. The annuity unit values for periodic retirement payments were as shown below:

                                                       JUNE 30,    DECEMBER 31,
                                                         1997          1996
================================================================================
Common Stock Portfolio..........................      $   1.443      $   1.415
Government Securities Portfolio.................      $   1.021      $   1.001
--------------------------------------------------------------------------------

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

(3) PURCHASES AND SALES OF INVESTMENTS
    IN PORTFOLIO SHARES
   The aggregate costs of purchases of investments in portfolio shares were $703,105, and $2,361,974 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively. The aggregate proceeds from sales of investments in portfolio shares were $1,358,001, and $2,078,046 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

(4) DEDUCTIONS AND EXPENSES
   Although periodic retirement payments to contract owners vary according to the investment performance of the portfolios, such payments are not affected by expense or mortality experience because the Company assumes the mortality risk and the expense risk under the contracts.
   The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on an actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.
   The expense risk assumed by the Company is the risk that the deductions for contract administrative charges and transfer processing fees may prove insufficient to cover the actual administrative and transfer processing expenses.
   The Company deducts daily from the Account a fee, which is equal on an annual basis to 1.25 percent (0.75 percent for those contracts issued prior to August 20, 1984) of the daily value of the total investments of the Account, for assuming the mortality and expense risks. These fees were $55,840 and $167,425 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.
   The Company does not deduct a sales charge from purchase payments received on contracts issued after August 20, 1984. However, upon surrender, the Company, with certain exceptions, deducts from the contract value a contingent deferred sales charge equal to the lesser of: (a) 5.0 percent of the total of all purchase payments made within 72 months prior to the date of the request for surrender; or (b) 5.0 percent of the amount surrendered. No charge is made for such part of a surrender in a contract year that does not exceed 10.0 percent of the net sum of purchase payments made more than one year prior to the date of the surrender. A sales charge of 6.5 percent is deducted by the Company on purchase payments received on contracts issued before August 20, 1984. There were no sales charges for the six months ended June 30, 1997 and $1,288 for the year ended December 31, 1996.
   An annual contract administrative charge of $30 ($12 on Individual Retirement Accounts or "IRAs") on contracts issued after August 20, 1984 and $36 ($12 on
IRAs) on contracts issued prior to August 20, 1984 is deducted in units from each contract owner's account. Such charges were $7,380 and $13,104 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.
   A transfer processing fee (currently $5 and guaranteed not to exceed $15) for each transfer between portfolios is deducted from the amount transferred. These fees were $5 and $25 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.

(5) NET ASSETS
   Net assets consisted of the following at June 30, 1997:

================================================================================
Proceeds from sale of units since organization,
   less cost of units redeemed ...............................     $(11,649,349)
Undistributed net investment income ..........................       21,707,746
Undistributed net realized gains on sales of investments .....        1,455,724
Net unrealized appreciation of investments ...................        1,170,050
-------------------------------------------------------------------------------
      Net assets .............................................     $ 12,684,171
================================================================================

                        CONSECO CAPITAL MANAGEMENT, INC.
================================================================================


REPORT FROM
THE PRESIDENT
   Dear Contract Owner:
   The performance of the Conseco Series Trust for Bankers National Variable Account B for the first six months of 1997 is presented below:
                                                                     MORNINGSTAR
                                                      SIX MONTHS     SIX MONTHS
                                                         ENDED          ENDED
                                                       JUNE 30,       JUNE 30,
PORTFOLIO                                                1997         1997 (1)
================================================================================
Asset Allocation..................................       5.41%         12.56%
Common Stock......................................       3.71%          9.64%
Corporate Bond....................................       3.31%          2.40%
Government Securities.............................       2.24%          2.11%
Money Market......................................       1.91%          1.89%
--------------------------------------------------------------------------------

Note: Past performance is not indicative of future results.
(1) Average Accumulation Unit Value Total Return for each respective peer group from Morningstar Variable Annuity/Life Performance Report through 6/30/97.

   The stock market continues on a torrid pace. After back-to-back returns of 37.54% and 22.95% for 1995 and 1996, by the Standard & Poor's 500 ("S&P 500"),
during the first six months of 1997 has the S&P 500 up 20.60%. Yet the broad market, while still showing solid returns, has not kept pace with the elusive S&P 500 benchmark. There is a significant gulf in returns between large capitalization stocks and small capitalization stocks. This divergence has persisted for well over a year and according to BARRON'S magazine (May 5, 1997), we have not seen such divergence since 1937.
   What has occurred in our stock market is exactly what Federal Reserve Chairman Greenspan feared when he was preparing the markets for an increase in short-term interest rates last March: that the exuberance of an asset inflation could work its way into the economy. In fact, one can argue that the inflation of stock prices is helping to drive the economy. The stock market has become the defining event of the 1990s, permeating every aspect of our lives. Consumers' balance sheets have been significantly strengthened, and their retirement is less dependent on the shrinking government safety net. When combined with the cozy job and income picture, it should be no surprise that consumer confidence is at 30-year highs.
   Given the decline in the level of interest rates and the emphasis in the stock market, we believe the financial markets are unprepared, both from a fundamental and technical standpoint, for what the next couple of quarters will bring. There is likely to be a re-assessment of market complacency in the months ahead in response to an economic rebound following the pause in the second quarter. We continue to believe that the next move in the Federal Fund interest rate is likely to be upward, and that the case for a tightening could become clear very quickly if the economy rebounds during the summer. However, at this stage, we do not expect a repeat of 1994, where multiple increases by the Federal Reserve Board had a significant impact on fixed income valuations.
   Longer term, however, we are very encouraged by the position of the economy. The catalyst in this expansion is capital investment--investment in information technology which will continue to help in improvements in productivity. We expect the consumer to remain very sound given the growth in wages and wealth creation, decreased unemployment, and soaring consumer confidence levels.

    Sincerely,

    /s/ Maxwell E. Bulbitz
    ---------------------
    Maxwell E. Bublitz
    President


REPORT FROM THE
ASSET ALLOCATION PORTFOLIO ADVISERS
   During the first half of 1997, we maintained roughly a 60-40 split between stocks and bonds. While we have conceded that the equity market was not cheap toward the end of 1996, we have not deviated significantly from the asset mix we held throughout last year.
   There is significant dispersion between the performance of large capitalization and small capitalization stocks, with the large caps outperforming so far this year. Yet, we have continued to find opportunities to invest in the equity area. If it becomes more difficult to uncover equity investment opportunities, we would consider reducing our overall exposure to stocks.
   Within the fixed income portion of the portfolio, we have had very strong performance this year from the high-yield sector. Our strategy is to use high yield bonds in combination with investment grade securities to provide a higher level of income to the portfolio. Looking ahead, we may increase the allocation to convertible bonds as relative value improves and investment opportunities within the sector are identified.



   /s/Gregory J. Hahn, CFA                    /s/Thomas J. Pence
   ----------------------                     ------------------
   Gregory J. Hahn, CFA                       Thomas J. Pence
   Senior Vice President                      Vice President
   Portfolio Manager                          Portfolio Manager

                        CONSECO CAPITAL MANAGEMENT, INC.
================================================================================



REPORT FROM THE
COMMON STOCK PORTFOLIO ADVISER
   Having just completed the second quarter of 1997, we have to admit that even from our fully-engaged vantage point, it was quite a ride! Seldom in the history of the market have investors been able to witness such extreme divergence and still been able to preserve (and even increase) the value of their portfolios. To begin with, investor sentiment (as measured by Investor's Intelligence), moved from 83% bullish in mid-January to only 31.9% by April 18. This was the lowest reading in this popular survey in over 31/2 years and it came on the heels of a Federal Reserve Board (the "Fed") rate hike in late March that led investors to fear that the Fed had begun a long and painful process of slowing the economy and the market. In retrospect however, this excessive pessimism proved to be just another great entry point, as the market began a 20% rally for the balance of the quarter after economic data pointed to a deceleration in Gross National Product, led by weakening consumer spending. Also, as a continuation of a previously mentioned anomaly, the performance of the Standard & Poor's 500 ("S&P 500") continued to surge ahead of almost everything else in the market, led by the persistent capital flows into index funds. As a point of reference, the Vanguard Index 500 Fund (one of the largest and more popular index mutual funds) experienced nearly $9 billion in new inflows in the first six months of 1997. This inflow alone exceeded the total invested assets of the fund five years ago when net assets were $8.5 billion, well below the nearly $39 billion invested in the fund today. It's no wonder we hear about one active manager after another throwing in the towel and abandoning a long-standing investment strategy in favor of "index hugging."
   During the quarter, the S&P 500 returned 17.45%, slightly ahead of the Russell 2000 return of 16.21%. As mentioned above, the solid performance posted by the Russell 2000 occurred mostly in May after small cap stocks became extremely over-sold in April. On a year-to-date basis, the S&P 500 is up 20.60%, still well ahead of the Russell (+10.4%) and much of the broader market. The Common Stock Portfolio, not including separate account expenses, returned 14.27% for the quarter and 4.36% for the first half of the year. The gains in the market in the large cap sectors were mostly in cyclicals, such as truckers and machines, but strong returns were also posted in technology and networking stocks which rebounded off of April lows, and in software and the drug companies. The rally in small caps in May was led by technology issues, which bore the brunt of the March-April sell-off, and in health care, consumer and energy sectors. Some of the quarter's worst returns were experienced in gold producers, oil exploration and production companies, utilities and restaurants.
   Our activity during the quarter was driven by our efforts to take advantage of the weakness in April and increase our mix of more liquid names at depressed levels. This resulted in a slightly larger capitalization mix by the quarter-end, with 10% of our model portfolio in large cap names (mostly financials), 62% in mid-cap and 28% in small-cap (we held 35% in small-caps at the end of the last quarter). Some of the names added in the quarter were energy issues such as BJ Services, Kinder Morgan Energy, technology issues such as Andrew Corp., Kulicke & Soffa, Exar and Dynatech and other names such as Great Lakes Chemical, Dentsply, Rouse and Hasbro. On the selling side, we exited Cellstar, one of our larger holdings with a nearly 70% gain and used strength in names such as Quantum Corp., Med Partners, and Apache to generate cash for new commitments. Lastly, we exited Finish Line and Footstar after growing pains by Nike caused the fundamentals in athletic footwear retailing to turn negative.
   Going forward, we plan to stay diligently focused on our bottom-up discipline of uncovering growing businesses that can still be purchased at reasonable valuations. Although we are not going to concern ourselves with the direction of the market over the balance of 1997, we have to admit that further progress in the S&P 500 from here seems difficult. To continue to advance, the market must rationalize even higher price to earnings ratios than we have today, which are quite high by historical measures. Whatever the course of the second half, we will keep a watchful eye for excessive speculation. If such conditions materialize, we will not hesitate to take gains when our stocks become overvalued and sit on the sidelines until more great buying opportunities present themselves.


   /s/Tom Pence
   -----------------
   Tom Pence
   Vice President
   Portfolio Manager


REPORT FROM THE
CORPORATE BOND PORTFOLIO ADVISER
   Through the first half of 1997, the fixed income markets have traded in a very narrow range. In spite of strong economic growth, the downward trend in bond yields has continued through the second quarter based on the market's belief that inflation will not be a concern. The Federal Open Market Committee, which raised short term rates 25 basis points in March, has left interest rates to drift with the market's currents through the second quarter. However, given the healthy economy, the very tight labor markets and fairly tame price pressures, there is concern of the potential for a pick-up in inflation later in the year.
   The portfolio continues to maintain a healthy exposure to the Bank/Finance and Industrial sectors. As an example of the type of security we have been investing in, we purchased the debt of First USA Bank based on its pending merger with higher rated Banc One Corporation. We expect to see incremental returns once First USA Bank is upgraded after the merger closes. Salomon Brothers continues to be one of the largest holdings and our Brokerage analyst, Rob Cook, is impressed with the string of profitable quarters which the company has reported over the past two years. In the industrial sector, we purchased TransOcean Offshore, an oil and gas exploration company which we believe is cheap to its current ratings. In the utility area, we purchased NRG Energy, an independent power producer which is a wholly-owned subsidiary of Northern States Power.
   While the mortgage-backed securities sector generally appears fully valued, we have increased portfolio exposure to the Asset-Backed Securities ("ABS") sector. We continue to utilize ABS in the shorter portion of the portfolio where we believe certain ABS offer excellent relative value. Recently, we invested in GreenTree 97-B-B which is collateralized by consumer loans. We also added to our position in New York City Tax Lien 96-1-B which continues to offer excellent value shorter portion of the fixed income market.
   While there is not a significant yield advantage in corporate securities relative to U.S. Treasury yields, we believe there is value in certain taxable municipal bonds. This sector has been a growing part of the portfolio and we have recently added Mississippi Hospital Equipment and Facilities Authority and Tulane University which is insured by the Mutual Bond Insurance Association.
   Our style has been to maintain a level of interest rate exposure consistent with the general market and add incremental return by investing in specific securities which are considered to be undervalued. This style has held up well over the past six months, as well as over longer time frames.



   /s/Gregory J. Hahn, CFA
   -----------------------
   Gregory J. Hahn, CFA
   Senior Vice President
   Portfolio Manager

                        CONSECO CAPITAL MANAGEMENT, INC.
================================================================================

REPORT FROM THE
GOVERNMENT SECURITIES PORTFOLIO ADVISER
   The Government Securities Portfolio has taken a pragmatic approach in addressing the lower volatility in the bond market. The addition of higher coupon agency debt and taxable municipal debt has increased coupon income to the fund. The liquidity of both these subsectors is quite good, and they contribute significantly to overall performance. The essence of performance when the portfolio is invested at a similar duration as the benchmark is dependent on security selection. To that end, our efforts have been concentrated on that area in the last quarter. Our guarded stance toward interest rates at this juncture has increased the appeal of higher coupon mortgage-backed securities.
   In the coming quarter, we expect to maintain our conservative stance and duration. We would also expect to increase income via the purchase of additional taxable municipal bonds, mortgage-backed securities, and U.S. agency debt. A portion of the securities held in the portfolio will continue to be U.S. Treasury bonds. Lightly traded U.S. Government bonds will continue to hold our attention. The benefit of using this type of security rests on the higher yields available than on heavily traded bonds.
   In a market as efficient as the government bond market, the difficulty of finding mispriced securities can be challenging. However, by accessing agency or municipal debt, opportunities from time to time present themselves. This mispricing phenomenon may come in the form of structure, credit or liquidity.



   /s/G. Nolan Smith
   -----------------
   G. Nolan Smith
   Vice President
   Portfolio Manager



REPORT FROM THE
MONEY MARKET PORTFOLIO ADVISER
   During the first half of 1997, the Federal Open Market Committee ("FOMC") met three times to discuss the economic outlook and the implementation of monetary policy. In March, The Federal Reserve raised the Federal Funds target rate ("target rate") to a 5.50% discount, and most banks raised their prime rate to 8.5%. The Federal Reserve's argument that higher wage pressures which could lead to higher prices was reiterated for the increase. Price inflation was subdued while the core numbers for the Consumer Pricing Index ("CPI") reached a .2% level and the core Producer Pricing Index ("PPI") reached a -.1% level in the month of February. The meeting on May 20, 1997, suggested that economic activity has expanded at a slower rate than 1996 and early 1997. This information led the Federal Reserve to leave the target rate unchanged at 5.50%.
   Some of the highlights of the first half were low unemployment, weak price inflation, and quarter end pressures. Unemployment inched downward from 4.9% in April to 4.8% in May which led to concerns over rising inflation. These concerns were eased after the CPI and PPI numbers showed moderate increases in the prices of goods. Both indexes were held down by lower energy prices. The CPI and PPI core numbers, which exclude volatile food and energy prices, also rose at a moderate pace as compared to the previous year.
   Quarter-end pressures from brokers who needed to liquidate their inventory lead to increased yields in short-term securities. Top tier Commercial Paper traded over the quarter end at a 6.20% discount, as compared to a target of 5.50%. This pressure is caused by brokers needing to liquidate inventory from their balance sheets for the quarter-end.
   The Federal Reserve Bank of Philadelphia's survey outlook for the U.S. economy in the second half predicted slower growth and tame inflation. The survey showed an economy that will expand at a 2.4% annual pace as compared to the 5.8% annual pace in the first quarter. Commercial paper discounts are relatively flat going out six to nine months reflecting no current pressures to tighten or ease the target rate.
   The portfolio achieved a 2.78% gross return, versus the benchmark return of 2.76%. The benchmark used for the portfolio is weighted by a combination of 75% of the commercial paper index and 25% of Payden & Rygel 1-Year Treasury Bill Index.
   Throughout the first half, Top-Tier 30-day commercial paper went from trading at a 5.09% discount on March 14, 1997, to a 6.20% discount on June 30,1997. The yield on the 3-month T-Bill varied between 4.835% and 5.397% and ended on June 30 at a 5.167% yield. The 1-year Bill went from yielding 5.422% on February 14,1997, to 6.069% on April 25, 1997.
   The objectives of the Money Market Portfolio have not changed. We attempt to balance safety, liquidity, and total return in managing a fully diversified portfolio of money market securities. These objectives are met by investing in United States Government and agency obligations, top-tier commercial paper, and highly rated short corporate debt.



   /s/William F. Ficca
   -------------------
   William F. Ficca
   Portfolio Manager



                                                        CONSECO SERIES TRUST

                                                 STATEMENT OF ASSETS AND LIABILITIES
                                                            June 30, 1997
                                                             (UNAUDITED)
====================================================================================================================================

                                                                ASSET        COMMON         CORPORATE      GOVERNMENT        MONEY
                                                              ALLOCATION      STOCK            BOND        SECURITIES       MARKET
                                                              PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
====================================================================================================================================
Assets:
  Investments in securities (cost or amortized cost -
     $19,351,874, $161,122,105, $18,720,222,
     $3,976,793, and $7,721,047, respectively) ..........   $ 20,949,821   $181,795,940   $ 18,850,325   $  3,958,747   $  7,721,047
   Cash .................................................        258,882        139,366        783,638        176,217        120,180
   Accrued interest and dividends .......................        166,803        171,065        333,811         42,457          8,154
   Receivable for securities sold .......................      1,883,799     17,001,411      2,380,169        340,375        300,000
   Receivable for shares sold ...........................         41,799        480,519         10,043           --             --
------------------------------------------------------------------------------------------------------------------------------------
         Total assets ...................................     23,301,104    199,588,301     22,357,986      4,517,796      8,149,381
------------------------------------------------------------------------------------------------------------------------------------
Liabilities:
   Accrued expenses .....................................         13,033        122,317         11,346          2,352          2,975
   Payable for securities purchased .....................      2,195,898     14,478,392      3,152,718        517,505        297,354
   Payable for shares redeemed ..........................             --             --             --            228         18,440
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         Total liabilities ..............................      2,208,931     14,600,709      3,164,064        520,085        318,769
------------------------------------------------------------------------------------------------------------------------------------
            Net assets (Note 5) .........................   $ 21,092,173   $184,987,592   $ 19,193,922   $  3,997,711   $  7,830,612
====================================================================================================================================
Shares outstanding (unlimited number of
   shares authorized) ...................................      1,551,030      8,617,808      1,921,976        335,873      7,830,612
Net asset value, offering and redemption
   price per share ......................................   $      13.60   $      21.47   $       9.99   $      11.90   $       1.00
====================================================================================================================================

                             The accompanying notes are an integral part of these financial statements.

                                                        CONSECO SERIES TRUST

                                                       STATEMENT OF OPERATIONS
                                               For the Six Months Ended June 30, 1997
                                                             (UNAUDITED)

====================================================================================================================================

                                                                ASSET        COMMON         CORPORATE      GOVERNMENT        MONEY
                                                              ALLOCATION      STOCK            BOND        SECURITIES       MARKET
                                                              PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
====================================================================================================================================
Investment income:
   Dividends .........................................     $    29,651      $    439,649      $     --     $      --      $      --
   Amortization ......................................           1,053                --         1,843            --             --
   Interest ..........................................         324,709           281,251       651,350       131,063        194,373
-----------------------------------------------------------------------------------------------------------------------------------
         Total investment income .....................         355,413           720,900       653,193       131,063        194,373
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees ..........................          50,702           508,513        44,865         9,819          8,781
   Compensation expenses .............................           7,447            66,922         7,077         1,510          2,831
   Custodial fees ....................................          11,647             8,274         6,525         4,023          3,163
   Other .............................................          13,123           118,108        12,491         2,669          4,685
-----------------------------------------------------------------------------------------------------------------------------------
         Total expenses ..............................          82,919           701,817        70,958        18,021         19,460
   Less: Expenses charged to the Adviser (Note 3) ....          13,780            23,799         8,147         4,275          3,654
-----------------------------------------------------------------------------------------------------------------------------------
          Net expenses ...............................          69,139           678,018        62,811        13,746         15,806
-----------------------------------------------------------------------------------------------------------------------------------
            Net investment income ....................         286,274            42,882       590,382       117,317        178,567
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) on
   sales of investments ..............................       1,150,678        19,563,237        81,987         3,243            (60)
-----------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation (depreciation) of investments:
   Beginning of period ...............................       1,873,913        32,528,460        86,529        (9,879)            --
   End of period (Note 4) ............................       1,597,947        20,673,835       130,103       (18,045)            --
-----------------------------------------------------------------------------------------------------------------------------------
      Net change in unrealized appreciation
        (depreciation) of investments ................        (275,966)      (11,854,625)       43,574        (8,166)            --
-----------------------------------------------------------------------------------------------------------------------------------
        Net realized and unrealized gains
          (losses) on investments ....................         874,712         7,708,612       125,561        (4,923)           (60)
-----------------------------------------------------------------------------------------------------------------------------------
          Net increase in net assets from operations...    $ 1,160,986      $  7,751,494      $715,943     $ 112,394      $ 178,507
====================================================================================================================================

                             The accompanying notes are an integral part of these financial statements.

8


                                                        CONSECO SERIES TRUST

                                                 STATEMENTS OF CHANGES IN NET ASSETS
                             For the Six Months Ended June 30, 1997 and the Year Ended December 31,1996
====================================================================================================================================


                                               ASSET ALLOCATION                  COMMON STOCK                  CORPORATE BOND
                                                   PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                         ============================    ============================    ===========================
                                           SIX MONTHS     YEAR ENDED      SIX MONTHS      YEAR ENDED      SIX MONTHS     YEAR ENDED
                                         ENDED JUNE 30,  DECEMBER 31,   ENDED JUNE 30,   DECEMBER 31,   ENDED JUNE 30,  DECEMBER 31,
                                              1997           1996            1997            1996            1997           1996
                                           (UNAUDITED)     (AUDITED)      (UNAUDITED)      (AUDITED)      (UNAUDITED)     (AUDITED)
====================================================================================================================================
Changes from operations:
   Net investment income ...............   $   286,274    $   395,293    $     42,882    $     82,918    $   590,382    $ 1,106,647
   Net realized gains (losses)
      on sales of investments ..........     1,150,678      1,798,137      19,563,237      32,662,345         81,987         (5,075)
   Net change in unrealized
      appreciation  (depreciation)
      of investments ...................      (275,966)     1,077,575     (11,854,625)     19,248,985         43,574       (277,156)
-----------------------------------------------------------------------------------------------------------------------------------
         Net increase in net assets
           from operations .............     1,160,986      3,271,005       7,751,494      51,994,248        715,943        824,416
-----------------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2) .......       (28,980)      (117,810)       (117,424)       (310,774)        (1,674)        (8,548)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from net
   investment income and net realized
   short-term capital gains ............      (890,141)    (1,838,944)     (9,534,374)    (26,591,735)      (673,306)    (1,100,232)
------------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders
   from net realized
   long-term capital gains .............            --       (354,487)             --      (6,153,526)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
   Net proceeds from sales of shares ...     4,273,613      5,671,987       9,932,851      15,914,256      2,171,302      2,840,237
   Net asset value of shares issued
      from reinvestment of dividends
      and distributions ................       919,121      2,311,241       9,651,798      33,056,035        674,980      1,108,780
   Cost of shares redeemed .............    (1,074,632)    (1,794,161)     (4,029,243)     (6,211,539)    (1,156,663)    (2,247,681)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase in net assets
         from capital share transactions     4,118,102      6,189,067      15,555,406      42,758,752      1,689,619      1,701,336
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets .     4,359,967      7,148,831      13,655,102      61,696,965      1,730,582      1,416,972
Net assets, beginning of period ........    16,732,206      9,583,375     171,332,490     109,635,525     17,463,340     16,046,368
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period
              (Note 5) .................   $21,092,173    $16,732,206    $184,987,592    $171,332,490    $19,193,922    $17,463,340
-----------------------------------------------------------------------------------------------------------------------------------
Share data:
   Shares sold .........................       320,314        429,309         473,825         760,970        218,484        285,892
   Shares issued from
      reinvestment of
      dividends and
      distributions ....................        71,623        174,386         496,759       1,553,738         67,973        111,611
   Shares redeemed .....................       (83,216)      (134,824)       (194,830)       (290,666)      (116,127)      (227,117)
-----------------------------------------------------------------------------------------------------------------------------------
         Net increase in number of
           shares outstanding ..........       308,721        468,871         775,754       2,024,042        170,330        170,386
====================================================================================================================================


                             The accompanying notes are an integral part of these financial statements.



                                                        CONSECO SERIES TRUST

                                           STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
                             For the Six Months Ended June 30, 1997 and the Year Ended December 31, 1996
====================================================================================================================================


                                                                    GOVERNMENT SECURITIES                   MONEY MARKET
                                                                         PORTFOLIO                           PORTFOLIO
                                                                =============================     ===============================
                                                                  SIX MONTHS       YEAR ENDED        SIX MONTHS       YEAR ENDED
                                                                ENDED JUNE 30,    DECEMBER 31,     ENDED JUNE 30,    DECEMBER 31,
                                                                     1997             1996              1997             1996
                                                                 (UNAUDITED)       (AUDITED)        (UNAUDITED)       (AUDITED)
====================================================================================================================================
Changes from operations:
   Net investment income ...............................       $  117,317        $  257,382        $  178,567        $  288,886
   Net realized gains (losses)
      on sales of investments ..........................            3,243            50,341               (60)               17
   Net change in unrealized depreciation
      of investments ...................................           (8,166)         (207,272)               --                --
-------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations ......          112,394           100,451           178,507           288,903
-------------------------------------------------------------------------------------------------------------------------------
Net income equalization (Note 2) .......................              291             2,180                --                --
-------------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders from
   net investment income and net
   realized short-term capital gains ...................         (125,847)         (254,150)         (178,507)         (288,903)
-------------------------------------------------------------------------------------------------------------------------------
Distribution to shareholders
   from net realized
   long-term capital gains .............................               --           (16,363)               --                --
-------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
   Net proceeds from sales of shares ...................          294,593           282,122         5,572,162         4,844,730
   Net asset value of shares issued
      from reinvestment of
      dividends and distributions ......................          125,556           268,333           178,507           288,903
   Cost of shares redeemed .............................         (432,967)         (971,489)       (4,904,720)       (3,544,847)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets
          from capital share transactions ..............          (12,818)         (421,034)          845,949         1,588,786
-------------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets .....          (25,980)         (588,916)          845,949         1,588,786
Net assets, beginning of period ........................        4,023,691         4,612,607         6,984,663         5,395,877
-------------------------------------------------------------------------------------------------------------------------------
             Net assets, end of period (Note 5) ........       $3,997,711        $4,023,691        $7,830,612        $6,984,663
-------------------------------------------------------------------------------------------------------------------------------
Share data:
   Shares sold .........................................           24,895            23,306         5,572,162         4,844,730
   Shares issued from reinvestment
      of dividends and distributions ...................           10,609            22,360           178,507           288,903
   Shares redeemed .....................................          (36,543)          (81,432)       (4,904,720)       (3,544,847)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in number
          of shares outstanding ........................           (1,039)          (35,766)          845,949         1,588,786
====================================================================================================================================


                             The accompanying notes are an integral part of these financial statements.

10



                                   CONSECO SERIES TRUST
                                ASSET ALLOCATION PORTFOLIO
                          STATEMENT OF INVESTMENTS IN SECURITIES
                                       June 30, 1997
                                        (UNAUDITED)

=========================================================================================
   NUMBER
  OF SHARES                       SECURITY                                       VALUE
=========================================================================================
            COMMON STOCKS
            (56.91% OF TOTAL INVESTMENTS) (a)

            AIR TRANSPORTATION (2.19%)
      5,800 Atlas Air, Inc. (b) ........................................     $    200,100
      9,350 Comair Holdings, Inc. ......................................          258,873
                                                                             ------------
                                                                                  458,973
                                                                             ------------

            AMUSEMENT AND RECREATION SERVICES (1.48%)
      7,100 Cedar Fair, L.P. ...........................................          310,625
                                                                             ------------

            APPAREL AND ACCESSORY STORES (2.09%)
     11,000 Claire's Stores, Inc. ......................................          192,500
      4,900 Shoe Carnival, Inc. (b) ....................................           49,000
      7,500 Stage Stores, Inc. (b) .....................................          195,938
                                                                             ------------
                                                                                  437,438
                                                                             ------------

            BUSINESS SERVICES (8.50%)
      8,800 Affiliated Computer Services, Inc. (b) .....................          246,400
      8,050 Autodesk, Inc. .............................................          308,412
      3,450 CDI Corporation (b) ........................................          143,820
      9,600 Comdisco, Inc. .............................................          249,600
     10,000 IKOS Systems, Inc. (b) .....................................          213,750
      9,200 Renters Choice, Inc. (b) ...................................          182,850
      9,205 Software Artistry, Inc. (b) ................................          146,129
     17,150 Sotheby's Holdings, Inc. ...................................          289,406
                                                                             ------------
                                                                                1,780,367
                                                                             ------------

            CHEMICALS AND ALLIED PRODUCTS (3.18%)
      4,300 The B.F. Goodrich Company ..................................          186,242
      4,850 Great Lakes Chemical Corporation ...........................          254,019
      9,800 Serologicals Corporation (b) ...............................          225,400
                                                                             ------------
                                                                                  665,661
                                                                             ------------

            COMMUNICATIONS BY PHONE, TELEVISION,
            RADIO, CABLE (2.99%)
      6,600 Emmis Broadcasting Corporation (b) .........................          287,925
     22,200 Tel-Save Holdings, Inc. (b) ................................          338,550
                                                                             ------------
                                                                                  626,475
                                                                             ------------

            CONSTRUCTION--SPECIALIZED TRADES (0.80%)
      4,700 Dynatech Corporation (b) ...................................          168,025
                                                                             ------------

            DEPOSITORY INSTITUTIONS (2.30%)
      2,850 First Bank System, Inc. ....................................          243,319
      4,250 Norwest Corporation ........................................          239,063
                                                                             ------------
                                                                                  482,382
                                                                             ------------

            DURABLE GOODS--WHOLESALE (0.31%)
      1,800 Applied Industrial Technologies, Inc. ......................           64,800
                                                                             ------------

            ELECTRIC, GAS, WATER, COGENERATION,
            SANITARY SERVICES (0.43%)
      1,900 Kinder Morgan Energy Partners, L.P. ........................           91,200
                                                                             ------------

            ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (3.22%)
      7,700 Andrew Corporation (b) .....................................          216,562
     12,305 Inter-City Products Corporation (b) ........................           66,902
      6,350 SBS Technologies, Inc. (b) .................................          146,844
      6,700 Semtech Corporation (b) ....................................          244,550
                                                                             ------------
                                                                                  674,858
                                                                             ------------

            ENGINEERING SERVICES, ACCOUNTING, MANAGEMENT (0.76%)
     12,950 Physician Support Systems, Inc. (b) ........................          158,638
                                                                             ------------

            FOOD STORES (1.29%)
     12,550 Casey's General Stores, Inc. ...............................          270,214
                                                                             ------------
            FURNITURE AND FIXTURES (1.23%)
     13,300 Furniture Brands International, Inc. (b) ...................          257,687
                                                                             ------------

            GENERAL MERCHANDISE STORES (1.93%)
     17,900 Ames Department Stores, Inc. (b) ...........................          173,397
      8,450 Family Dollar Stores, Inc. .................................          230,263
                                                                             ------------
                                                                                  403,660
                                                                             ------------

            HEALTH SERVICES (1.25%)
      7,300 Quorum Health Group, Inc. (b) ..............................          260,975
                                                                             ------------

            HOTELS, OTHER LODGING PLACES (1.35%)
     12,900 La Quinta Inns, Inc. .......................................          282,187
                                                                             ------------

            INDUSTRIAL, COMMERCIAL MACHINERY,
            COMPUTERS (1.84%)
      4,500 EMC Corporation (b) ........................................          175,500
      6,500 Kulicke and Soffa Industries, Inc. (b) .....................          211,042
                                                                             ------------
                                                                                  386,542
                                                                             ------------

            MEASURING INSTRUMENTS, PHOTO GOODS, WATCHES (3.19%)
      8,150 Analogic Corporation .......................................          277,100
      4,000 DENTSPLY International, Inc. ...............................          196,000
      3,050 SCI Systems, Inc. (b) ......................................          194,438
                                                                             ------------
                                                                                  667,538
                                                                             ------------

            MISCELLANEOUS MANUFACTURING (0.61%)
      4,500 Hasbro, Inc. ...............................................          127,687
                                                                             ------------

            MISCELLANEOUS RETAIL (1.24%)
      6,750 Brylane Inc. (b) ...........................................          260,293
                                                                             ------------

            MOTION PICTURES, FILMS (1.04%)
     49,250 Video Update, Inc. (b) .....................................          218,522
                                                                             ------------

            MOTOR FREIGHT TRANSPORTATION, WAREHOUSES (0.89%)
     12,000 American Freightways Corporation (b) .......................          187,500
                                                                             ------------

            OIL AND GAS EXTRACTION (1.88%)
      3,300 BJ Services Company (b) ....................................          176,962
     10,300 Oryx Energy Company (b) ....................................          217,588
                                                                             ------------
                                                                                  394,550
                                                                             ------------

            PAPER AND ALLIED PRODUCTS (1.90% )
      5,800 Schweitzer-Mauduit International, Inc. .....................          217,500
      2,150 St. Joe Corporation ........................................          180,063
                                                                             ------------
                                                                                  397,563
                                                                             ------------

            PERSONAL SERVICES (0.89%)
      7,200 CUC International Inc. (b) .................................          185,846
                                                                             ------------

            PRINTING, PUBLISHING AND ALLIED (1.19%)
      9,500 New England Business Service, Inc. .........................          249,964
                                                                             ------------

            REAL ESTATE OPERATORS, AGENTS, MANAGERS (1.83%)
      5,850 Fairfield Communities, Inc. (b) ............................          196,706
      6,300 The Rouse Company ..........................................          185,850
                                                                             ------------
                                                                                  382,556
                                                                             ------------

            RUBBER AND MISCELLANEOUS PLASTIC PRODUCTS (1.09%)
      4,900 Reebok International Ltd. ..................................          229,075
                                                                             ------------

            SECURITY AND COMMODITY BROKERS (2.33%)
      3,400 Franklin Resources, Inc. ...................................          246,711
      9,300 New England Investment Companies, L.P. .....................          240,638
                                                                             ------------
                                                                                  487,349
                                                                             ------------

                                                                 (Continued)           11


                                   CONSECO SERIES TRUST
                                ASSET ALLOCATION PORTFOLIO
                    STATEMENT OF INVESTMENTS IN SECURITIES (CONTINUED)
                                      June 30, 1997
                                       (UNAUDITED)

=========================================================================================
   NUMBER
  OF SHARES                       SECURITY                                       VALUE
=========================================================================================

            TRANSPORTATION EQUIPMENT (1.69%)
     11,600 Coltec Industries Inc. (b) .................................     $    226,200
      8,100 Kellstrom Industries, Inc. (b) .............................          127,575
                                                                             ------------
                                                                                  353,775
                                                                             ------------
            TOTAL COMMON STOCKS (COST $ 10,532,389) ....................       11,922,925
                                                                             ------------

            PREFERRED STOCKS
            (2.07% OF TOTAL INVESTMENTS) (a)

            MOTION PICTURES, FILMS (2.07%)
        393 Time Warner Companies, Inc.,
            10.25%, Series M, Callable , ...............................          433,774
                                                                             ------------
            TOTAL PREFERRED STOCKS (COST $ 350,000) ....................          433,774
                                                                             ------------

            WARRANTS
            (0.13 % OF TOTAL INVESTMENTS) (a)

            COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (0.13%)
      2,000 Microcell Telecommunications Inc., (144A), 12/31/97 ........           25,000
      2,000 Microcell Telecommunications Inc., (144A), 12/31/97 ........            1,250
                                                                             ------------
                                                                                   26,250
                                                                             ------------
            TOTAL WARRANTS (COST $ 26,250)..............................           26,250


=========================================================================================
 PRINCIPAL
   AMOUNT                        SECURITY                                        VALUE
=========================================================================================
            CORPORATE BONDS
            (36.12% OF TOTAL INVESTMENTS) (a)

            APPAREL AND OTHER FINISHED PRODUCTS (0.49%)
  $ 100,000 Guess?, Inc., 9.500%, due 08/15/2003 ......................          102,125
                                                                             ------------

            AUTO REPAIR AND PARKING (0.96%)
    200,000 Amerco -MTN, 7.470%, due 01/15/2027 ........................          201,750
                                                                             ------------

            COMMUNICATIONS BY PHONE, TELEVISION, RADIO, CABLE (3.51%)
    190,000 Continental Cablevision, Inc., 9.000%, due 09/01/2008 ......          213,275
    500,000 Microcell Telecommunications Inc.,
            (144A), 0.000%, due 06/01/2006 .............................          307,500
    200,000 Peoples Telephone Co., Inc., 12.250%, due 07/15/2002 .......          214,750
                                                                             ------------
                                                                                  735,525
                                                                             ------------

            DEPOSITORY INSTITUTIONS (4.69%)
    200,000 Anchor Bancorp, Inc., 8.9375%, due 07/09/2003 ..............          207,500
    500,000 Dime Capital Trust I, 9.330%, due 05/06/2027 ...............          518,125
    250,000 Centura Capital Trust I (144A), 8.845%, due 06/01/2027 .....          257,475
                                                                             ------------
                                                                                  983,100
                                                                             ------------

            DURABLE GOODS - WHOLESALE (1.50%)
    300,000 Pioneer Standard Electronics Inc., 8.500%, due 08/01/2006 ..          313,500
                                                                             ------------

            EATING AND DRINKING PLACES (0.92%)
    200,000 USI American Holdings Inc.(144A), 7.250%, due 12/01/2006 ...          192,500
                                                                             ------------

            ELECTRIC, GAS, WATER, COGENERATION,
            SANITARY SERVICES (3.14%)
      7,000 System Energy Resources Inc., 11.375%, due 09/01/2016 ......            7,000
    300,000 MCN Financing VI (144A), 6.850%, due 10/28/1999 ............          301,911
    350,000 NRG Energy Inc. (144A), 7.500%, due 06/15/2007 .............          348,250
                                                                             ------------
                                                                                  657,161
                                                                             ------------

            FOOD AND KINDRED PRODUCTS (1.91%)
    200,000 RJR Nabisco Inc., 8.250%, due 07/01/2004 ...................          197,750
    200,000 RJR Nabisco Inc., 8.750%, due 08/15/2005 ...................          202,250
                                                                             ------------
                                                                                  400,000
                                                                             ------------

            HOME FURNITURE AND EQUIPMENT STORES (2.40%)
    500,000 MacSaver Financial Services, 7.875%, due 08/01/2003                   503,125
                                                                             ------------

            INDUSTRIAL, COMMERCIAL MACHINERY, COMPUTERS (1.05%)
    200,000 Unisys Corporation (144A),
            12.000%, due 04/15/2003, Series B  .........................          219,000
                                                                             ------------

            INSURANCE COMPANIES (0.59%)
    100,000 Delphi Financial, 8.000%, due 10/01/2003 ...................          101,000
    100,000 Home Holdings, Inc., 8.625%, due 12/15/2003 ................           23,000
                                                                             ------------
                                                                                  124,000
                                                                             ------------

            LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (1.11%)
    250,000 Uniforet Inc.(144A), 11.125%, due 10/15/2006 ...............          232,500
                                                                             ------------

            MINING--METALS AND ORES (0.98%)
    200,000 Freeport-McMoran Resource Partners, L. P.,
            8.750%, due 02/15/2004 .....................................          205,750
                                                                             ------------

            MISCELLANEOUS RETAIL (0.98%)
    200,000 Phar-Mor Inc., 11.720%, 09/11/2002 .........................          205,500
                                                                             ------------

            NON-DEPOSITORY CREDIT INSTITUTIONS (2.95%)
    600,000 First USA Bank, 7.650%, due 08/01/2003 .....................          618,750
                                                                             ------------

            OIL AND GAS EXTRACTION (2.44%)
    500,000 Petrozuata Finance Inc. (144A), 8.220%, due 04/01/2017 .....          509,990
                                                                             ------------

            PAPER AND ALLIED PRODUCTS (0.51%)
    100,000 Westvaco Corporation, 10.300%, due 01/15/2019 ..............          106,250
                                                                             ------------

            REAL ESTATE INVESTMENT TRUSTS (REITS) (0.95%)
    200,000 Carr America (144A), 7.200%, due 07/01/2004 ................          199,890
                                                                             ------------

            SECURITY AND COMMODITY BROKERS (0.72%)
     55,000 Lehman Brothers Inc., 7.375%, due 01/15/2007 ...............           55,206
    100,000 Salomon Inc. Series C - MTN, 6.500%, due 08/15/2003 ........           96,375
                                                                             ------------
                                                                                  151,581
                                                                             ------------

            STONE, CLAY, GLASS, CONCRETE (1.01%)
    200,000 USG Corporation, 9.250%, due 09/15/2001 ....................          211,000
                                                                             ------------

            TEXTILE MILL PRODUCTS (1.05%)
    200,000 Polysindo International Finance Company,
            11.375%, due 06/15/2006 ....................................          220,000
                                                                             ------------

            TRANSIT AND PASSENGER TRANSPORTATION (1.20%)
    250,000 Coach USA, Inc. (144A), 9.375%, due 07/01/2007 .............          251,875
                                                                             ------------

            TRANSPORTATION EQUIPMENT (1.06%)
    200,000 Rohr Inc., 11.625%, due 05/15/2003 .........................          222,000
                                                                             ------------
            TOTAL CORPORATE BONDS (COST $7,443,235) ....................        7,566,872
                                                                             ------------

            COMMERCIAL PAPER
            (4.77% OF TOTAL INVESTMENTS)

            NON-DEPOSITORY CREDIT INSTITUTIONS (4.77%)
  1,000,000 American General Capital Services Inc.,
            6.200%, due 07/01/1997 .....................................        1,000,000
                                                                             ------------
            TOTAL COMMERCIAL PAPER (COST $1,000,000)....................        1,000,000
                                                                             ------------
            TOTAL INVESTMENTS IN SECURITIES
            (COST $ 19,351,874) (c).....................................     $ 20,949,821
                                                                             ============

-----------
(a) Using  Standard  Industrial  Codes  prepared by the  Technical  Committee on
    Industrial Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.

12


                                   CONSECO SERIES TRUST
                                 COMMON STOCK PORTFOLIO
                          STATEMENT OF INVESTMENTS IN SECURITIES
                                      June 30, 1997
                                       (UNAUDITED)

=========================================================================================
   NUMBER
  OF SHARES                       SECURITY                                       VALUE
=========================================================================================

            COMMON STOCKS
            (96.75% OF TOTAL INVESTMENTS) (a)

            AIR TRANSPORTATION (3.73%)
     86,300 Atlas Air, Inc. (b).........................................    $   2,977,350
    137,500 Comair Holdings, Inc. ......................................        3,806,963
                                                                             ------------
                                                                                6,784,313
                                                                             ------------

            AMUSEMENT AND RECREATION SERVICES (2.52%)
    104,750 Cedar Fair, L.P. ...........................................        4,582,812
                                                                             ------------

            APPAREL AND ACCESSORY STORES (3.48%)
    161,500 Claire's Stores, Inc. ......................................        2,826,250
     69,900 Shoe Carnival, Inc. (b) ....................................          699,000
    107,900 Stage Stores, Inc. (b) .....................................        2,818,887
                                                                             ------------
                                                                                6,344,137
                                                                             ------------

            BUSINESS SERVICES (14.74%)
    131,950 Affiliated Computer Services, Inc. (b) .....................        3,694,600
    122,900 Autodesk, Inc. .............................................        4,708,544
     49,050 CDI Corporation (b) ........................................        2,044,747
    142,500 Comdisco, Inc. .............................................        3,705,000
    147,200 IKOS Systems, Inc. (b) .....................................        3,146,400
    132,900 Renters Choice, Inc. (b) ...................................        2,641,387
    165,020 Software Artistry, Inc. (b) ................................        2,619,692
    250,900 Sotheby's Holdings, Inc. ...................................        4,233,938
                                                                             ------------
                                                                               26,794,308
                                                                             ------------

            CHEMICALS AND ALLIED PRODUCTS (5.33%)
     62,000 The B.F. Goodrich Company ..................................        2,685,344
     70,800 Great Lakes Chemical Corporation ...........................        3,708,150
    143,000 Serologicals Corporation (b) ...............................        3,289,000
                                                                             ------------
                                                                                9,682,494
                                                                             ------------

            COMMUNICATIONS BY PHONE, TELEVISION,
            RADIO, CABLE (5.21%)
     96,550 Emmis Broadcasting Corporation (b) .........................        4,211,994
    344,750 Tel-Save Holdings, Inc. (b) ................................        5,257,438
                                                                             ------------
                                                                                9,469,432
                                                                             ------------

            CONSTRUCTION--SPECIALIZED TRADES (1.38%)
     70,100 Dynatech Corporation (b) ...................................        2,506,075
                                                                             ------------

            DEPOSITORY INSTITUTIONS (3.88%)
     41,850 First Bank System, Inc. ....................................        3,572,944
     62,000 Norwest Corporation ........................................        3,487,500
                                                                             ------------
                                                                                7,060,444
                                                                             ------------

            DURABLE GOODS -- WHOLESALE (0.54%)
     27,450 Applied Industrial Technologies, Inc. ......................          988,200
                                                                             ------------

            ELECTRIC, GAS, WATER, COGENERATION,
            SANITARY SERVICES (0.76%)
     28,700 Kinder Morgan Energy Partners, L.P. ........................        1,377,600
                                                                             ------------

            ELECTRICAL EQUIPMENT, EXCEPT COMPUTERS (5.45%)
    113,800 Andrew Corporation (b) .....................................        3,200,625
    178,980 Inter-City Products Corporation (b) ........................          973,114
     93,500 SBS Technologies, Inc. (b) .................................        2,162,188
     97,900 Semtech Corporation (b) ....................................        3,573,350
                                                                             ------------
                                                                                9,909,277
                                                                             ------------

            ENGINEERING SERVICES, ACCOUNTING
            MANAGEMENT (1.22%)
    181,750 Physician Support Systems, Inc. (b) ........................        2,226,438
                                                                             ------------

            FOOD STORES (2.17%)
    183,500 Casey's General Stores, Inc. ...............................        3,950,939
                                                                             ------------

            FURNITURE AND FIXTURES (2.10%)
    196,900 Furniture Brands International, Inc. (b) ...................        3,814,938
                                                                             ------------

            GENERAL MERCHANDISE STORES (3.26%)
    262,800 Ames Department Stores, Inc. (b) ...........................        2,545,744
    124,050 Family Dollar Stores, Inc. .................................        3,380,363
                                                                             ------------
                                                                                5,926,107
                                                                             ------------

            HEALTH SERVICES (2.03%)
    103,300 Quorum Health Group, Inc. (b) ..............................        3,692,975
                                                                             ------------

            HOTELS, OTHER LODGING PLACES (2.32%)
    192,550 La Quinta Inns, Inc. .......................................        4,212,031
                                                                             ------------

            INDUSTRIAL, COMMERCIAL MACHINERY,
            COMPUTERS (3.07%)
     65,000 EMC Corporation (b) ........................................        2,535,000
     94,000 Kulicke and Soffa Industries, Inc. (b) .....................        3,051,992
                                                                             ------------
                                                                                5,586,992
                                                                             ------------

            MEASURING INSTRUMENTS, PHOTO GOODS,
            WATCHES (5.37%)
    119,000 Analogic Corporation .......................................        4,046,000
     58,550 DENTSPLY International Inc. ................................        2,868,950
     44,600 SCI Systems, Inc. (b) ......................................        2,843,250
                                                                             ------------
                                                                                9,758,200
                                                                             ------------

            MISCELLANEOUS MANUFACTURING (1.03%)
     66,050 Hasbro, Inc. ...............................................        1,874,169
                                                                             ------------

            MISCELLANEOUS RETAIL (2.10%)
     99,050 Brylane Inc. (b) ...........................................        3,819,566
                                                                             ------------

            MOTION PICTURES, FILMS (1.81%)
    740,250 Video Update, Inc. (b) .....................................        3,284,489
                                                                             ------------

            MOTOR FREIGHT TRANSPORTATION,
            WAREHOUSES (1.52%)
    176,650 American Freightways Corporation (b) .......................        2,760,156
                                                                             ------------

            OIL AND GAS EXTRACTION (3.18%)
     48,600 BJ Services Company (b) ....................................        2,606,175
    150,000 Oryx Energy Company (b) ....................................        3,168,750
                                                                             ------------
                                                                                5,774,925
                                                                             ------------

            PAPER AND RELATED PRODUCTS (3.13%)
     31,700 St. Joe Corporation ........................................        2,654,875
     81,000 Schweitzer-Mauduit International, Inc. .....................        3,037,500
                                                                             ------------
                                                                                5,692,375
                                                                             ------------

            PERSONAL SERVICES (1.51%)
    106,100 CUC International Inc. (b) .................................        2,738,653
                                                                             ------------

            PRINTING, PUBLISHING AND ALLIED (2.02%)
    139,350 New England Business Service, Inc. .........................        3,666,577
                                                                             ------------
                                   (Continued)

                                                                                       13

                                   CONSECO SERIES TRUST
                                  COMMON STOCK PORTFOLIO
                    STATEMENT OF INVESTMENTS IN SECURITIES - CONTINUED
                                      June 30, 1997
                                       (UNAUDITED)

=========================================================================================
   NUMBER
  OF SHARES                       SECURITY                                       VALUE
=========================================================================================

            REAL ESTATE OPERATORS, AGENTS,
            MANAGERS (3.09%)
     85,750 Fairfield Communities, Inc. (b) ............................     $  2,883,344
     92,700 The Rouse Company ..........................................        2,734,650
                                                                             ------------
                                                                                5,617,994
                                                                             ------------

            RUBBER AND MISCELLANEOUS
            PLASTIC PRODUCTS (1.89%)
     73,700 Reebok International Ltd. ..................................        3,445,475
                                                                             ------------

            SECURITY AND COMMODITY BROKERS (3.90%)
     49,700 Franklin Resources, Inc. ...................................        3,606,331
    134,550 New England Investment Companies, L.P. .....................        3,481,481
                                                                             ------------
                                                                                7,087,812
                                                                             ------------

            TRANSPORTATION EQUIPMENT (3.01%)
    172,200 Coltec Industries Inc. (b) .................................        3,357,900
    133,850 Kellstrom Industries, Inc. (b) .............................        2,108,137
                                                                             ------------
                                                                                5,466,037
                                                                             ------------
            TOTAL COMMON STOCKS (COST $155,222,105) ....................      175,895,940
                                                                             ------------

 PRINCIPAL
  AMOUNT                               SECURITY                                    VALUE
-----------------------------------------------------------------------------------------

            COMMERCIAL PAPER
            (3.25% OF TOTAL INVESTMENTS)

            NON-DEPOSITORY CREDIT INSTITUTIONS (3.25%)
  5,900,000 American General Capital Services, Inc., 6.2%, due 07/01/1997       5,900,000
            TOTAL COMMERCIAL PAPER (COST $5,900,000) ...................        5,900,000
                                                                             ------------
            TOTAL INVESTMENTS IN SECURITIES (COST $161,122,105)(c)......     $181,795,940
                                                                             ------------

-----------
(a) Using Standard Industrial Codes prepared by the Technical Committee on Industrial
    Classifications.
(b) Non-dividend paying common stock.
(c) Cost also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.



                                   CONSECO SERIES TRUST
                                 CORPORATE BOND PORTFOLIO
                          STATEMENT OF INVESTMENTS IN SECURITIES
                                      June 30, 1997
                                       (UNAUDITED)

=========================================================================================
 PRINCIPAL
  AMOUNT                          SECURITY                                       VALUE
=========================================================================================

            CORPORATE BONDS
            (58.85% OF TOTAL INVESTMENTS) (a)

            AIR TRANSPORTATION (1.71%)
  $ 173,329 Delta Airlines 1992 ETC-C, 8.540%, due 01/02/2007 ..........     $    182,862
     43,332 Delta Airlines 1992 ETC-D, 8.540%, due 01/02/2007 ..........           45,011
     99,291 United Airlines 1996-A1 Pass Thru Certificate,
            7.270%, due 01/30/2013 .....................................           95,816
                                                                             ------------
                                                                                  323,689
                                                                             ------------

            AUTO REPAIR AND PARKING (2.14%)
    300,000 Amerco -MTN, 7.470%, due 01/15/2027 ........................          302,625
    100,000 Amerco -MTN, 6.710%, due 10/15/2008 ........................          100,680
                                                                             ------------
                                                                                  403,305
                                                                             ------------

            COMMUNICATIONS BY PHONE, TELEVISION,
            RADIO, CABLE (1.70%)
    285,000 Continental Cablevision, Inc., 9.000%, due 09/01/2008 ......          319,912
                                                                             ------------

            DEPOSITORY INSTITUTIONS (10.37%)
    300,000 Dao Heng Bank Ltd. (144A), 7.750%, due 01/24/2007 ..........          300,750
    250,000 Lehman Brothers Holdings, Inc., 8.875%, due 02/15/2000 .....          263,437
    300,000 Morgan Stanley Finance Plc, 8.030%, due 02/28/2017 .........          296,625
    100,000 NationsBank Corporation, 7.800%, due 09/15/2016 ............          102,625
    250,000 Southern Investments (144A), 8.230%, due 02/01/2027 ........          250,415
    750,000 St. Paul Bancorp, 7.125%, due 02/15/2004 ...................          741,563
                                                                             ------------
                                                                                1,955,415
                                                                             ------------

            DURABLE GOODS-- WHOLESALE (2.22%)
    400,000 Pioneer Standard Electronics Inc., 8.500%, due 08/01/2006 ..          418,000
                                                                             ------------

            EATING AND DRINKING PLACES (0.51%)
    100,000 USI American Holdings Inc.(144A), 7.250%, due 12/01/2006 ...           96,250
                                                                             ------------

            ELECTRIC, GAS, WATER, COGENERATION,
            SANITARY SERVICES (7.47%)
    500,000 Coastal Corporation, 6.700%, due 02/15/2027 ................          491,875
    350,000 MCN Financing VI (144A), 6.850%, due 10/28/1999 ............          352,229
    200,000 NRG Energy Inc. (144A), 7.500%, due 06/15/2007 .............          199,000
    300,000 Tenneco Inc., 10.200%, due 03/15/2008 ......................          364,875
                                                                             ------------
                                                                                1,407,979
                                                                             ------------

            FOOD AND KINDRED PRODUCTS (3.72%)
    300,000 Pan-American Beverage Inc., 8.125%, due 04/01/2003 .........          306,000
    400,000 RJR Nabisco Inc., 8.250%, due 07/01/2004 ...................          395,500
                                                                             ------------
                                                                                  701,500
                                                                             ------------

            HOME FURNITURE AND EQUIPMENT STORES (2.94%)
    550,000 MacSaver Financial Services, 7.875%, due 08/01/2003 ........          553,437
                                                                             ------------

            INSURANCE COMPANIES (4.95%)
    250,000 American Reinsurance, 10.875%, due 09/15/2004 ..............          268,750
    150,000 Delphi Financial, 8.000%, due 10/01/2003 ...................          151,500
    400,000 Delphi Funding LLC, 9.310%, due 03/25/2027 .................          410,500
    100,000 Integon Corporation, 9.500%, due 10/15/2001 ................          102,375
                                                                             ------------
                                                                                  933,125
                                                                             ------------

                                        (Continued)

14

                                   CONSECO SERIES TRUST
                                 CORPORATE BOND PORTFOLIO
                    STATEMENT OF INVESTMENTS IN SECURITIES - CONTINUED
                                      June 30, 1997
                                       (UNAUDITED)

=========================================================================================
 PRINCIPAL
  AMOUNT                          SECURITY                                       VALUE
=========================================================================================

            LUMBER AND WOOD PRODUCTS, EXCEPT FURNITURE (1.58%)
$   300,000 West Fraser Mill (144A), 7.250%, due 09/15/2002 ............     $    297,000
                                                                             ------------

            MISCELLANEOUS REPAIR SERVICES (1.21%)
    200,000 Greenwich Air Services, Inc., 10.500%, due 06/01/2006 ......          228,500
                                                                             ------------

            MINING--METALS AND ORES (1.06%)
    200,000 Freeport-McMoran Copper & Gold, Inc.,
            7.500%, due 11/15/2006 .....................................          199,500
                                                                             ------------

            NON-DEPOSITORY CREDIT INSTITUTIONS (4.13%)
    250,000 DSPL Finance Company (144A), 9.120%, due 12/30/2010 ........          263,125
    500,000 First USA Bank, 7.650%, due 08/01/2003 .....................          515,625
                                                                             ------------
                                                                                  778,750
                                                                             ------------

            OIL AND GAS EXTRACTION (5.96%)
    500,000 Petrozuata Finance Inc. (144A), 8.220%, due 04/01/2017 .....          509,990
    150,000 Ras Laffan Gas (144A), 8.294%, due 03/15/2014 ..............          157,055
    200,000 Transocean Offshore Inc., 8.000%, due 04/15/2027 ...........          207,250
    250,000 Western Atlas Inc., 5.650%, due 07/13/1997 .................          249,750
                                                                             ------------
                                                                                1,124,045
                                                                             ------------

            PAPER AND ALLIED PRODUCTS (1.13%)
    200,000 Westvaco Corporation, 10.300%, due 01/15/2019 ..............          212,500
                                                                             ------------

            REAL ESTATE INVESTMENT TRUSTS (REITS) (2.12%)
    400,000 Carr America (144A), 7.200%, due 07/01/2004 ................          399,780
                                                                             ------------

            SECURITY AND COMMODITY BROKERS (3.93%)
    400,000 Paine Webber Group Inc., 7.625%, due 02/15/2014 ............          396,000
    200,000 Salomon Inc., 6.700%, due 07/05/2000 .......................          200,000
    150,000 Salomon Inc. Series C - MTN, 6.500%, due 08/15/2003 ........          144,563
                                                                             ------------
                                                                                  740,563
                                                                             ------------
            TOTAL CORPORATE BONDS (COST $10,990,715)....................       11,093,250
                                                                             ------------

            MUNICIPAL BONDS
            (9.51% OF TOTAL INVESTMENTS) (a)

            PUBLIC FINANCE, TAXATION (9.51%)
    400,000 Doylestown Pennsylvania, Hospital Authority, Revenue,
            8.375%, due 07/01/2008 .....................................          420,500
    100,000 Fort Worth Texas, Higher Education, Finance Corporation,
            Revenue, 7.500% , due 10/01/2006 ...........................          100,375
    210,000 Lake County Florida, Resource Recovery, Industrial
            Development, Revenue, 7.125%, due 10/01/1999................          208,687
    300,000 Mississippi Hospital, Equipment and Facilities,
            Authority Revenue, 9.100%, due 04/01/2006 ..................          310,875
    400,000 Philadelphia Pennsylvania, Authority for Industrial
            Development, Revenue, 6.488%, due 06/15/2004 ...............          400,000
    150,000 Sisters of Providence Washington,
            7.470%, due 10/01/2007 .....................................          152,438
    200,000 Tulane University Louisiana,
            7.300%, due 12/15/2012 .....................................          200,500
                                                                             ------------
            TOTAL MUNICIPAL BONDS (COST $ 1,782,214)....................        1,793,375
                                                                             ------------

            ASSET BACKED SECURITIES
            (9.67% OF TOTAL INVESTMENTS)

    200,000 Green Tree Financial Corp 1994-4 A5,
            8.300%, due 07/15/2019 .....................................          210,281
    159,141 Green Tree Recreational Equipment & Consumer Trust,
            96 A A1, 5.550%, due 02/15/2018 ............................          157,364
    435,031 Lehman FHA Title 1 Loan Trust 96-2 A2,
            6.780%, due 03/25/2008 .....................................          436,323
    200,000 National Car Rental Financing Limited Partnership 1996-1 A2,
            6.800%, due 04/20/2000 .....................................          200,374
    178,385 Newcourt Receivables Asset Trust 1996-2 A,
            6.870%, due 06/20/2004 .....................................          179,116
    637,251 New York City Tax Lien 1996-1 B,
            6.910%, due 05/25/2005 .....................................          639,641
                                                                             ------------
             TOTAL ASSET BACKED SECURITIES (COST $ 1,809,656)...........        1,823,099
                                                                             ------------

            COLLATERALIZED MORTGAGE OBLIGATIONS
            (7.95% OF TOTAL INVESTMENTS)

    169,552 FHLMC Structured Pass Through Securities T-4 A1,
            7.625%, due 08/25/2022 .....................................          171,618
    500,000 Iroquois Trust 97-1, 7.000%, due 12/15/2006 ................          499,219
    231,258 JP Morgan Commercial Mortgage Finance Corporation 96 C2 A,
            6.470%, due 11/25/2027 .....................................          226,235
    193,868 JP Morgan Commercial Mortgage Finance Corporation 97 C4 A1,
            6.939%, due 12/26/2028 .....................................          194,897
    244,309 Rural Housing Trust 1987-1 3B, 7.330%, due 04/01/2026 ......          248,432
    157,902 Structured Asset Securities Corporation 96 CFL 1 A1B,
            5.751%, due 02/25/2028 .....................................          157,378
                                                                             ------------
            TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (COST $ 1,502,745)..........................................        1,497,779
                                                                             ------------
                                       (Continued)
                                                                                       15

                                   CONSECO SERIES TRUST
                                 CORPORATE BOND PORTFOLIO
                    STATEMENT OF INVESTMENTS IN SECURITIES - CONTINUED
                                      June 30, 1997
                                       (UNAUDITED)

=========================================================================================
 PRINCIPAL
  AMOUNT                          SECURITY                                       VALUE
=========================================================================================

            U. S. GOVERNMENT AND AGENCY OBLIGATIONS
             (8.93% OF TOTAL INVESTMENTS)

$  462,069  Federal Home Loan Mortgage Corp.,
            # G00479, 9.000%, due 04/01/2025 ..............................   $    488,638
    33,534  Federal National Mortgage Assn.,
            # 062289, 6.710%, due 03/01/2028 ..............................         33,681
   243,347  Federal National Mortgage Assn.,
            # 183567, 7.500%, due 11/01/2022 ..............................        244,031
   217,284  Federal National Mortgage Assn.,
            # 286122, 7.000%, due 06/01/2024 ..............................        213,074
   405,461  Federal National Mortgage Assn.,
            #325435, 7.000%, due 09/01/2010 ...............................        404,954
   192,477  Federal National Mortgage Assn.,
            #349410, 7.000%, due 08/01/2026 ...............................        188,748
    97,096  Government National Mortgage Assn.,
            # 354859, 9.000%, due 07/15/2024 ..............................        102,680
     3,132  Government National Mortgage Assn.,
            # 051699, 15.000%, due 07/15/2011 .............................          3,729
     2,798  Government National Mortgage Assn.,
            # 056522, 14.000%, due 08/15/2012 .............................          3,287
                                                                              ------------
            TOTAL U.S. GOVERNMENT AND
            AGENCY OBLIGATIONS (COST $ 1,674,892)..........................      1,682,822
                                                                              ------------

            COMMERCIAL PAPER
            (5.09% OF TOTAL INVESTMENTS) (a)

            DEPOSITORY INSTITUTIONS (5.09%)
   960,000  UBS Finance (DE) Inc., 6.200%, due 07/01/1997 .................        960,000
            TOTAL COMMERCIAL PAPER (COST $ 960,000)........................        960,000
                                                                              ------------
            TOTAL INVESTMENTS IN SECURITIES
            (COST $ 18,720,222) (b)........................................   $ 18,850,325
                                                                              ------------


-----------
(a) Using Standard Industrial Codes prepared by the Technical Committee on Industrial
    Classifications.
(b) Cost also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.


                                  CONSECO SERIES TRUST
                             GOVERNMENT SECURITIES PORTFOLIO
                          STATEMENT OF INVESTMENTS IN SECURITIES
                                      June 30, 1997
                                       (UNAUDITED)
=========================================================================================
 PRINCIPAL
  AMOUNT                          SECURITY                                       VALUE
=========================================================================================

            MUNICIPAL BONDS
            (29.42% OF TOTAL INVESTMENTS) (a)

$  250,000  Baltimore Maryland, 7.250%, due 10/15/2011.....................   $    250,000
   250,000  Horry County South Carolina, Airport Revenue,
            7.010%, due 07/01/2004.........................................        250,625
 2,500,000  New Jersey Economic Development Authority,
            0.000%, due 02/15/2023.........................................        363,575
   150,000  Springfield Illinois, Tax Increment,
            7.250%, due 02/01/2005.........................................        150,938
   150,000  West Knox Utility District, Knox County Tennessee,
            Water and Sewer Revenue, 6.750%, due 12/01/2003................        149,437
                                                                              ------------
            TOTAL MUNICIPAL BONDS (COST $1,166,315)........................      1,164,575
                                                                              ------------

            U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (70.58% OF TOTAL INVESTMENTS)
   250,000  Federal Home Loan Bank, 7.170%, due 03/29/2000.................        255,368
   250,000  Federal Home Loan Bank, 8.000%, due 03/20/2012.................        253,190
   250,000  Federal Home Loan Bank, 8.000%, due 03/20/2012.................        253,190
   185,578  Federal Home Loan Mortgage Corp.,
            # D66012, 7.000%, due 11/01/2025...............................        182,272
   114,299  Federal Home Loan Mortgage Corp.,
            # E00441, 7.500%, due 07/01/2011...............................        116,121
   150,000  Federal Home Loan Mortgage Corp., Multi Family Pool,
            6.775%, due 11/01/2003.........................................        150,117
   150,000  Federal National Mortgage Assn., Medium Term Note,
            8.000%, due 05/10/2007.........................................        149,994
   136,382  Federal National Mortgage Assn.,
            # 174166, 8.000%, due 06/01/2002...............................        139,110
   141,709  Federal National Mortgage Assn.,
            # 303780, 7.000%, due 03/01/2026...............................        138,963
     1,520  Government National Mortgage Assn.,
            # 044522, 13.000%, due 03/15/2011..............................          1,769
     7,080  Government National Mortgage Assn.,
            # 119896, 13.000%, due 11/15/2014..............................          8,235
   463,878  Government National Mortgage Assn.,
            #408675, 7.500%, due 01/15/2026................................        465,617
   125,000  U.S. Treasury Note, 7.750%, due 11/30/1999.....................        129,317
   200,000  U.S. Treasury Note, 6.625%, due 07/31/2001.....................        201,934
   200,000  U.S. Treasury Note, 6.500%, due 05/15/2005.....................        199,614
   150,000  U.S. Treasury Note, 6.500%, due 10/15/2006.....................        149,361
                                                                              ------------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
            (COST $2,810,478)..............................................      2,794,172
                                                                              ------------
            TOTAL INVESTMENTS IN SECURITIES (COST $3,976,793) (b)..........   $  3,958,747
                                                                              ------------

-----------
(a) Using Standard Industrial Codes prepared by the Technical Committee on Industrial
    Classifications.
(b) Cost also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.


16



                                  CONSECO SERIES TRUST
                                  MONEY MARKET PORTFOLIO
                          STATEMENT OF INVESTMENTS IN SECURITIES
                                      June 30, 1997
                                       (UNAUDITED)
=========================================================================================
 PRINCIPAL
  AMOUNT                          SECURITY                                       VALUE
=========================================================================================

            CORPORATE BONDS
            (3.30% OF TOTAL INVESTMENTS) (a)

            OIL AND GAS EXTRACTION (3.30%)
$  255,000  Western Atlas, Inc., (Put), 5.650%, due 07/13/1997.............   $    254,947
                                                                              ------------
            TOTAL CORPORATE BONDS..........................................        254,947
                                                                              ------------

            COMMERCIAL PAPER
            (96.70% OF TOTAL INVESTMENTS) (a)

            BUILDING MATERIALS, HARDWARE, GARDEN-RETAIL (4.89%)
   380,000  Sherwin-Williams Company,
            5.550%, due 08/08/1997.........................................        377,774
                                                                              ------------

            ELECTRIC, GAS, WATER, COGENERATION,
            SANITARY SERVICES (13.63%)
   380,000  Kentucky Utilities Company,
            5.550%, due 08/07/1997.........................................        377,832
   300,000  MidAmerican Energy Company,
            5.570%, due 08/26/1997.........................................        297,401
   380,000  Pacific Gas and Electric Company,
            5.560%, due 08/25/1997.........................................        376,772
                                                                              ------------
                                                                                 1,052,005
                                                                              ------------

            FOOD AND KINDRED PRODUCTS (4.88%)
   380,000  Hershey Foods Corporation, 5.520%, due 08/25/1997..............        376,795
                                                                              ------------

            FOOD STORES (4.89%)
   380,000  Southland Corporation, 5.570%, due 08/07/1997..................        377,825
                                                                              ------------

            INDUSTRIAL, COMMERCIAL MACHINERY,
            COMPUTERS (4.89%)
   380,000  Caterpillar, Inc., 5.550%, due 08/12/1997......................        377,539
                                                                              ------------

            LUMBER AND WOOD PRODUCTS,
            EXCEPT FURNITURE (4.90%)
   380,000  Weyerhaeuser Company, 5.540%, due 08/06/1997...................        377,895
                                                                              ------------
            NON-DEPOSITORY CREDIT INSTITUTIONS (19.57%)
   380,000  American General Finance Corporation,
            5.590%, due 08/28/1997.........................................        376,578
   380,000  Associates Corp. of North America,
            5.540%, due 08/18/1997.........................................        377,193
   380,000  Ford Motor Credit Corporation,
            5.540%, due 07/24/1997.........................................        378,655
   380,000  Household Finance Corporation,
            5.550%, due 07/22/1997.........................................        378,770
                                                                              ------------
                                                                                 1,511,196
                                                                              ------------
            OIL AND GAS EXTRACTION (4.90%)
   380,000  Exxon Imperial U.S., Inc., 5.520%, due 08/05/1997..............        377,961
                                                                              ------------

            PRINTING, PUBLISHING AND ALLIED (9.75%)
   380,000  Dow Jones and Company, Inc., 5.550%, due 08/04/1997............        378,008
   375,000  The New York Times Company, 5.620%, due 07/07/1997.............        374,649
                                                                              ------------
                                                                                   752,657
                                                                              ------------

            SECURITY AND COMMODITY BROKERS (14.62%)
   380,000  Goldman Sachs Group, L.P., 5.570%, due 08/04/1997..............        378,001
   375,000  Merrill Lynch and Company, Inc., 5.580%, due 08/15/1997........        372,384
   380,000  Morgan Stanley, Dean Witter, Discover and Company,
            5.570%, due 07/22/1997 ........................................        378,765
                                                                              ------------
                                                                                 1,129,150
                                                                              ------------

            TOBACCO PRODUCTS (9.78%)
   380,000  B.A.T. Capital Corporation, 5.580%, due 08/01/1997.............        378,174
   380,000  Philip Morris Companies, Inc., 5.550%, due 08/19/1997..........        377,129
                                                                              ------------
                                                                                   755,303
                                                                              ------------
            TOTAL COMMERCIAL PAPER.........................................      7,466,100
                                                                              ------------
            TOTAL INVESTMENTS IN SECURITIES................................   $  7,721,047
                                                                              ------------

-----------
(a) Using Standard Industrial Codes prepared by the Technical Committee on Industrial
    Classifications.
(b) Value also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.


                              CONSECO SERIES TRUST

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 1997

================================================================================


(1) GENERAL
   Conseco Series Trust (the "Trust") is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and was organized as a Massachusetts Trust effective November 15, 1982. The Trust offers shares only to affiliated life insurance company separate accounts (registered as unit investment trusts under the Act) to fund the benefits under variable annuity contracts.

   Effective May 1, 1993, Great American Reserve Variable Annuity Account C ("Account C") transferred its assets to the Trust in exchange for shares of the Common Stock, Corporate Bond (newly created effective May 1, 1993) and Money Market Portfolios. Since May 1, 1993, the Trust continues to offer shares of each of its portfolios to Account C.

   On July 25, 1994 Great American Reserve Variable Annuity Account E commenced operations and began investing in the shares of the Trust's portfolios.

(2) SUMMARY OF SIGNIFICANT
      ACCOUNTING POLICIES
SECURITY VALUATION, TRANSACTIONS, AND RELATED INVESTMENT INCOME
   The investments in each portfolio are valued at the end of each New York Stock Exchange business day. Investment transactions are accounted for on the valuation date following the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined on the specific identification basis. The Trust does not hold any investments which are restricted as to resale, except certain bonds (designated as 144A under the Security description in the applicable Statement of Investments) held in the Corporate Bond and Asset Allocation Portfolios, all of which are eligible for resale under Rule 144A of the Securities Act of 1933.

   The Board of Trustees (the "Trustees") determined that it will value the Money Market Portfolio investments at amortized cost, which is conditioned on the Trust's compliance with certain conditions contained in Rule 2a-7 of the Act. The investment adviser of the Trust continuously reviews this method of valuation and recommends changes to the Trustees, if necessary, to ensure that the Money Market Portfolio investments are valued at fair value (as determined by the Trustees in good faith).

   In all portfolios of the Trust, except for the Money Market Portfolio, securities traded on a national securities exchange are valued at closing market prices. Listed securities for which no sale was reported on the valuation date are valued at the mean of the closing bid and asked prices. Short term notes, U.S. government obligations maturing within one year or less from the date purchased and bank certificates of deposit are valued at amortized cost, which approximates fair value.

   Fixed income securities for which representative market quotes are readily available are valued at the mid-day mean between the closing bid and asked prices as quoted by one or more dealers who make a market in such securities.

FEDERAL INCOME TAXES
   Each portfolio is treated as a separate taxable entity for federal income tax purposes and qualifies as a regulated investment company under the Internal Revenue Code. The Trust intends to continue to distribute all taxable income to shareholders, and therefore, no provision has been made for federal income taxes.

DIVIDENDS TO SHAREHOLDERS
   Dividends are declared and reinvested from the sum of net investment income and net realized short-term capital gains or losses on a daily basis in the Money Market Portfolio, on a monthly basis in the Corporate Bond and Government Securities Portfolios and on a quarterly basis in the Asset Allocation and Common Stock Portfolios. Distributions are declared and reinvested from net realized long-term capital gains on an annual basis.

INCOME EQUALIZATION
   All portfolios, except the Money Market Portfolio, follow the accounting practice known as income equalization by which a portion of the proceeds from sales and costs of redemptions of shares is equivalent, on a per share basis, to the amount of distributable investment income on the date the transaction is credited or charged to undistributed income. As a result, undistributed investment income per share is not materially affected by sales or redemptions of the portfolio shares.

USE OF ESTIMATES
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

(3) TRANSACTIONS WITH AFFILIATES
   As investment adviser of the Trust, Conseco Capital Management, Inc. (the "Adviser"), a wholly-owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange, charges an investment advisory fee based on the daily net asset value at an annual rate of 0.55 percent for the Asset Allocation Portfolio, 0.60 percent for the Common Stock Portfolio, 0.50 percent for the Corporate Bond and Government Securities Portfolios and 0.25 percent for the Money Market Portfolio. The total fees paid to the Adviser for the six months ended June 30, 1997 were $622,680 and $1,008,557 for the year ended December 31, 1996. The Adviser has agreed to limit the operating expenses of each portfolio so that the ratio of expenses, including investment advisory fees, to average net assets on an annual basis shall not exceed 0.75 percent for the Asset Allocation Portfolio, 0.80 percent for the Common Stock Portfolio, 0.70 percent for the Corporate Bond and the Government Securities Portfolios, and 0.45 percent for the Money Market Portfolio.

(4) INVESTMENT TRANSACTIONS
   The aggregate costs of purchases of investments (excluding U.S. government securities and short-term investments) were $288,816,105 and $310,865,829 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively. The aggregate proceeds from the sales of investments (excluding U.S. government securities and short-term investments) were $274,788,360 and $ 303,932,165 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively.
   The aggregate costs of purchases of U.S. government securities (excluding short-term investments) were $15,513,065 and $21,225,121 for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively. The aggregate proceeds from sales of U.S. government securities (excluding short-term investments) were $15,091,367 and $16,767,507 for the six months ended June 30, 1997 and for the year ended December 31, 1996 respectively.
   Gross unrealized appreciation and depreciation of investments at June 30, 1997 are presented below:

====================================================================================================================================
                                                              ASSET        COMMON        CORPORATE       GOVERNMENT        MONEY
                                                           ALLOCATION       STOCK           BOND         SECURITIES        MARKET
                                                            PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation .......................   $  1,809,145    $ 22,477,967    $    199,506    $     15,861    $         --
Gross unrealized depreciation .......................       (211,198)     (1,804,132)        (69,403)        (33,906)             --
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ..........   $  1,597,947    $ 20,673,835    $    130,103    $    (18,045)   $         --
------------------------------------------------------------------------------------------------------------------------------------


                              CONSECO SERIES TRUST

                                  June 30, 1997

================================================================================


(5) NET ASSETS
   Total net assets consisted of the following at June 30, 1997:


                                                              ASSET        COMMON        CORPORATE       GOVERNMENT        MONEY
                                                           ALLOCATION       STOCK           BOND         SECURITIES        MARKET
                                                            PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

Proceeds from the sales of shares since organization,
   less cost of shares redeemed and net equalization    $ 18,947,415    $154,242,012    $ 19,216,281    $  4,021,043    $  7,830,612
Undistributed net realized gains (losses) on sales
   of investments ...................................        546,811      10,071,745        (152,462)         (5,287)             --
Net unrealized appreciation (depreciation) of
   investments ......................................      1,597,947      20,673,835         130,103         (18,045)             --
------------------------------------------------------------------------------------------------------------------------------------
   Total net assets .................................   $ 21,092,173    $184,987,592    $ 19,193,922    $  3,997,711    $  7,830,612
------------------------------------------------------------------------------------------------------------------------------------



(6) FINANCIAL HIGHLIGHTS


                                                                                     ASSET ALLOCATION PORTFOLIO
                                                            ========================================================================
                                                               SIX MONTHS     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             ENDED JUNE 30,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                  1997          1996          1995          1994          1993
                                                               (UNAUDITED)    (AUDITED)     (AUDITED)     (AUDITED)     (AUDITED)
====================================================================================================================================
Net asset value per share, beginning of year ..........     $    13.470     $    12.390    $   11.040    $   11.400     $   11.630
   Income from investment operations (a):
      Net investment income ...........................           0.235           0.419         0.508         0.463          0.410
      Net realized gains (losses) and change in unrealized
         appreciation(depreciation) on investments ....           0.649           2.774         2.976        (0.526)         0.218
------------------------------------------------------------------------------------------------------------------------------------
            Total income (loss) from investment operations        0.884           3.193         3.484        (0.063)         0.628
------------------------------------------------------------------------------------------------------------------------------------
   Distributions (a):
      Dividends from net investment income and net realized
         short-term capital gains .....................          (0.754)         (2.075)       (1.827)       (0.266)        (0.570)
      Distribution of net realized long-term capital gains           --          (0.038)       (0.307)       (0.031)        (0.288)
------------------------------------------------------------------------------------------------------------------------------------
            Total distributions .......................          (0.754)         (2.113)       (2.134)       (0.297)        (0.858)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ..............     $    13.600     $    13.470    $   12.390    $   11.040     $   11.400
====================================================================================================================================



Total return (b) (d) ..................................          12.50%(f)       28.30%        31.49%        (0.55%)        10.38%

Ratios/supplemental data
Net assets, end of period (c) .........................     $21,092,173     $16,732,206    $9,583,375    $6,172,390     $6,161,924
Ratio of expenses to average net assets (d) ...........           0.75%(f)        0.75%         0.75%         0.75%          0.75%
Ratio of net investment income to average net assets (d)          3.07%(f)        3.15%         4.11%         4.20%          3.55%
Portfolio turnover rate ...............................         340.16%(f)      208.13%       194.16%       223.92%        539.90%
Average commission paid (e) ...........................     $    0.0600     $    0.0600           N/A           N/A            N/A


----------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.70 percent for the Corporate Bond and Government Securities Portfolios, 0.80 percent for the Common Stock Portfolio and 0.45 percent for the Money Market Portfolio.
(e) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the Securities and Exchange Commission beginning in 1996.
(f) Annualized.

                              CONSECO SERIES TRUST

                                  June 30, 1997

================================================================================

(6) FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                               COMMON STOCK  PORTFOLIO
                                                            ========================================================================
                                                               SIX MONTHS     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             ENDED JUNE 30,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                  1997          1996          1995          1994          1993
                                                               (UNAUDITED)    (AUDITED)     (AUDITED)     (AUDITED)     (AUDITED)
====================================================================================================================================
Net asset value per share, beginning of year ..........     $    21.850     $    18.840     $   16.540     $   16.690    $   16.880
   Income from investment operations (a):
      Net investment income ...........................           0.006           0.013          0.340          0.240         0.232
      Net realized gains and change in unrealized
         appreciation on investments ..................           0.909           8.169          5.675          0.072         0.920
------------------------------------------------------------------------------------------------------------------------------------
            Total income from investment operations ...           0.915           8.182          6.015          0.312         1.152
------------------------------------------------------------------------------------------------------------------------------------
   Distributions (a):
      Dividends from net investment income and net realized
         short-term capital gains .....................          (1.295)         (4.209)        (2.807)        (0.327)       (1.181)
      Distribution of net realized long-term capital gains           --          (0.963)        (0.908)        (0.135)       (0.161)
------------------------------------------------------------------------------------------------------------------------------------
            Total distributions .......................          (1.295)         (5.172)        (3.715)        (0.462)       (1.342)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ..............     $    21.470     $    21.850     $   18.840     $   16.540    $   16.690
------------------------------------------------------------------------------------------------------------------------------------


Total return (b) (d) ..................................           8.90%(f)       44.99%         36.30%          1.92%         8.35%

Ratios/supplemental data
   Net assets, end of period (c) ......................    $184,987,592    $171,332,490   $109,635,525    $74,759,728   $66,799,824
   Ratio of expenses to average net assets (d) ........           0.80%(f)        0.80%          0.80%          0.80%         0.80%
   Ratio of net investment income to average net assets (d)       0.05%(f)        0.06%          1.80%          1.47%         1.40%
   Portfolio turnover rate ............................         269.05%(f)      177.03%        172.55%        213.67%       205.81%
   Average commission paid (e) ........................    $     0.0600     $    0.0600            N/A            N/A           N/A



----------------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.70 percent for the Corporate Bond and Government Securities Portfolios, 0.80 percent for the Common Stock Portfolio and 0.45 percent for the Money Market Portfolio.
(e) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission. This disclosure is required by the Securities and Exchange Commission beginning in 1996.
(f) Annualized.

                              CONSECO SERIES TRUST

                                  June 30, 1997

================================================================================

(6) FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                             CORPORATE BOND PORTFOLIO (e)
                                                            ========================================================================
                                                               SIX MONTHS     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             ENDED JUNE 30,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                  1997          1996          1995          1994          1993
                                                               (UNAUDITED)    (AUDITED)     (AUDITED)     (AUDITED)     (AUDITED)
====================================================================================================================================

Net asset value per share, beginning of period ........     $     9.970     $    10.150    $    9.450   $    9.980   $   10.000
   Income from investment operations (a):
      Net investment income ...........................           0.335           0.662         0.680        0.649        0.417
      Net realized gains (losses) and change in unrealized
         appreciation (depreciation) on investments ...           0.069          (0.179)        0.990       (0.912)       0.173
------------------------------------------------------------------------------------------------------------------------------------
            Total income (loss) from investment operations        0.404           0.483         1.670       (0.263)       0.590
------------------------------------------------------------------------------------------------------------------------------------
   Distributions (a):
      Dividends from net investment income and net realized
         short-term capital gains .....................          (0.384)         (0.663)       (0.970)      (0.267)      (0.610)
------------------------------------------------------------------------------------------------------------------------------------
            Total distributions .......................          (0.384)         (0.663)       (0.970)      (0.267)      (0.610)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ..............     $     9.990     $     9.970    $   10.150   $    9.450   $    9.980
====================================================================================================================================


Total return (b) (d) ..................................           8.07%(f)        4.97%        18.25%       (2.65%)       8.84%(f)

Ratios/supplemental data
   Net assets, end of period (c) ......................     $19,193,922     $17,463,340   $16,046,368  $12,903,063  $13,577,440
   Ratio of expenses to average net assets (d) ........           0.70%(f)        0.70%         0.70%        0.70%        0.70%(f)
   Ratio of net investment income to average net assets (d)       6.52%(f)        6.65%         6.78%        6.78%        6.22%(f)
   Portfolio turnover rate ............................         278.26%(f)      276.35%       225.41%      198.48%      406.24%(f)


----------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.70 percent for the Corporate Bond and Government Securities Portfolios, 0.80 percent for the Common Stock Portfolio and 0.45 percent for the Money Market Portfolio.
(e) The Corporate Bond Portfolio became an available investment option effective May 1, 1993, with an initial offering price of $10.00.
(f) Annualized.

                              CONSECO SERIES TRUST

                                  June 30, 1997

================================================================================

(6) FINANCIAL HIGHLIGHTS (CONTINUED)


                                                                                GOVERNMENT SECURITIES PORTFOLIO
                                                            ========================================================================
                                                               SIX MONTHS     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             ENDED JUNE 30,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                  1997          1996          1995          1994          1993
                                                               (UNAUDITED)    (AUDITED)     (AUDITED)     (AUDITED)     (AUDITED)
====================================================================================================================================
Net asset value per share, beginning of year ..........     $    11.940     $    12.380     $   11.090     $   11.450    $   11.610
   Income from investment operations (a):
      Net investment income ...........................           0.347           0.722          0.754          0.720         0.738
      Net realized gains (losses) and change in unrealized
         appreciation (depreciation) on investments ....         (0.016)         (0.409)         1.119         (1.031)        0.281
------------------------------------------------------------------------------------------------------------------------------------
            Total income (loss) from investment operations        0.331           0.313          1.873         (0.311)        1.019
------------------------------------------------------------------------------------------------------------------------------------
   Distributions (a):
      Dividends from net investment income and net realized
         short-term capital gains .....................          (0.371)         (0.707)        (0.583)        (0.049)       (1.179)
      Distribution of net realized long-term capital gains           --          (0.046)            --             --            --
------------------------------------------------------------------------------------------------------------------------------------
            Total distributions .......................          (0.371)         (0.753)        (0.583)        (0.049)       (1.179)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ..............     $    11.900     $    11.940     $   12.380     $   11.090    $   11.450
====================================================================================================================================

Total return (b) (d) ..................................           5.84%(e)        2.75%         17.35%         (2.79%)        8.91%

Ratios/supplemental data
   Net assets, end of period (c) ......................     $ 3,997,711     $ 4,023,691     $4,612,607     $4,712,785    $7,579,366
   Ratio of expenses to average net assets (d) ........           0.70%(e)        0.70%          0.70%          0.70%         0.70%
   Ratio of net investment income to average net assets (d)       5.92%(e)        6.02%          6.27%          6.45%         6.30%
   Portfolio turnover rate ............................         139.43%(e)      157.62%        284.31%        421.05%       397.42%


----------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.70 percent for the Corporate Bond and Government Securities Portfolios, 0.80 percent for the Common Stock Portfolio and 0.45 percent for the Money Market Portfolio.
(e) Annualized.

                              CONSECO SERIES TRUST

                                  June 30, 1997

================================================================================

(6) FINANCIAL HIGHLIGHTS


                                                                                       MONEY MARKET PORTFOLIO
                                                            ========================================================================
                                                               SIX MONTHS     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             ENDED JUNE 30,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                  1997          1996          1995          1994          1993
                                                               (UNAUDITED)    (AUDITED)     (AUDITED)     (AUDITED)     (AUDITED)
====================================================================================================================================

Net asset value per share, beginning of year ..........     $     1.000     $     1.000     $    1.000    $    1.000    $    1.000
 Income from investment operations (a):
  Net investment income ...............................           0.025           0.050          0.055         0.038         0.029
  Net realized gains and change in unrealized appreciation
   on investments .....................................              --              --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
    Total income from investment operations ...........           0.025           0.050          0.055         0.038         0.029
------------------------------------------------------------------------------------------------------------------------------------
 Distributions (a):
  Dividends from net investment income and net realized
   short-term capital gains ...........................          (0.025)         (0.050)        (0.055)       (0.038)       (0.029)
------------------------------------------------------------------------------------------------------------------------------------
    Total distributions ...............................          (0.025)         (0.050)        (0.055)       (0.038)       (0.029)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ..............     $     1.000     $     1.000     $    1.000    $    1.000    $    1.000
====================================================================================================================================


Total return (b) (d) ..................................           5.14%(e)        5.13%          5.46%         3.78%         2.86%

Ratios/supplemental data
Net assets, end of period (c) .........................     $ 7,830,612     $ 6,984,663     $5,395,877    $5,105,367    $5,229,641
Ratio of expenses to average net assets (d) ...........           0.45%(e)        0.45%          0.45%         0.45%         0.45%
Ratio of net investment income to average net assets (d)          5.04%(e)        5.03%          5.46%         3.78%         2.86%
Portfolio turnover rate ...............................             N/A             N/A            N/A           N/A           N/A


----------
(a) Per share amounts presented are based on an average of monthly shares outstanding throughout the periods indicated.
(b) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.
(c) Accounts C and E became shareholders in the Trust effective May 1, 1993 and July 25, 1994, respectively.
(d) These ratios have been favorably affected by a guarantee from the Adviser that the ratio of expenses to average net assets would not exceed 0.75 percent for the Asset Allocation Portfolio, 0.70 percent for the Corporate Bond and Government Securities Portfolios, 0.80 percent for the Common Stock Portfolio and 0.45 percent for the Money Market Portfolio.
(e) Annualized.

================================================================================
THIS PAGE INTENTIONALLY LEFT BLANK

================================================================================
BANKERS  NATIONAL  VARIABLE  ACCOUNT B
SPONSOR
Bankers  National Life Insurance Company -
Carmel, Indiana.

INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P. - Indianapolis, Indiana.

CONSECO SERIES TRUST
BOARD OF TRUSTEES
WILLIAM P. DAVES, JR., Chairman
   Consultant to the insurance and health care industries.
   Director, President and Chief Executive Officer,
   FFG Insurance Co.,
   Dallas, Texas.
HAROLD W. HARTLEY, Trustee
   Retired. Chartered Financial Analyst.
   Formerly Executive Vice President,
   Tenneco Financial Services Inc.,
   Fort Myers Beach, Florida.
MAXWELL E. BUBLITZ, Trustee and President
   President, Conseco Capital Management, Inc.,
   Carmel, Indiana.
DR. R. JAN LECROY, Trustee
   President, Dallas Citizens Council,
   Dallas, Texas.
DR. JESSE H. PARRISH, Trustee
   Higher education consultant.
   Formerly President, Midland College,
   Midland, Texas.

INVESTMENT ADVISER
Conseco Capital Management, Inc. - Carmel, Indiana.

INDEPENDENT PUBLIC ACCOUNTANTS
Coopers & Lybrand L.L.P. - Indianapolis, Indiana.

CUSTODIAN
Bankers Trust Company - New York, New York.

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Bankers National Life Insurance Company                       FIRST CLASS MAIL
11815 North Pennsylvania Street                              U.S. POSTAGE PAID
Carmel, Indiana 46032                                          HACKENSACK, NJ
                                                                PERMIT NO. 9
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VA-1001 (7/97)
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                                BANKERS NATIONAL
                             LIFE INSURANCE COMPANY
                                A Conseco Company


                                Bankers National
                               Variable Account B
                                     [LOGO]
                              Conseco Series Trust

                                  June 30, 1997
                                SEMIANNUAL REPORT
                               TO CONTRACT OWNERS

          This report is for the information of contract owners and participants of the Bankers National Variable Account B and Conseco Series Trust. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus which contains more complete information, including charges and expenses.

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